Exhibit 99.1

FOR IMMEDIATE RELEASE

Xperi Inc. Announces Third Quarter 2023 Results

Vestel Now Shipping TVs with TiVo OS

Xperi Signs Fourth Smart TV OEM

BMW Cars with DTS AutoStage Video Service in Showrooms and on the Road

San Jose, Calif. (November 13, 2023) – Xperi Inc. (NYSE: XPER) (the “Company” or “Xperi”), an entertainment technology company that invents, develops, and delivers technologies that enable extraordinary experiences, today announced financial results for the third quarter ended September 30, 2023.

“Today’s results reflect the completion of our first year as a standalone company – a year highlighted by significant design wins and strong business momentum across our key growth areas, coupled with solid financial performance, including comparable 6% revenue growth over the prior year trailing twelve months,” said Jon Kirchner, chief executive officer of Xperi. “We are entering a particularly exciting phase as our business momentum is translating into tangible operational milestones, such as video services powered by TiVo now shipping in Vestel Smart TVs, as well as in BMW cars. When taken together with ongoing efforts to drive cost transformation, these milestones are important steps toward delivering on our strategic vision, improving profitability, and achieving significant long-term revenue growth,” added Kirchner.

Financial Highlights

GAAP Highlights ($ millions, except per share data)	Q3 FY23	Q3 FY22
Revenue	$130.4	$121.6
GAAP Operating Loss	$(31.1)	$(399.1)
GAAP Loss per Share	$(0.96)	$(9.54)

Non-GAAP Highlights ($ millions, except per share data)[1]	Q3 FY23	Q3 FY22
Revenue	$130.4	$121.6
Non-GAAP Operating Income/(Loss)	$4.3	$(5.9)
Adjusted EBITDA	$9.3	$(0.3)
Non-GAAP Loss per Share	$(0.08)	$(0.22)

1 For further information on supplemental non-GAAP metrics, refer to the “Non-GAAP Financial Measures” and GAAP to non-GAAP Reconciliations provided in the financial statement tables included below.

Recent Key Operating Achievements

Media Platform

•
Vestel is now shipping Smart TVs Powered by TiVo under the JVC brand to retailers in Europe.
•
Signed a fourth Smart TV OEM to integrate the TiVo Operating System into its 2024 European TV lineup.
•
Won three “Best of IFA” awards for TiVo OS at Europe’s largest consumer electronics tradeshow held in September.

Connected Car

•
DTS AutoStage Video Service, Powered by TiVo, has been integrated into the new generation BMW 5-Series. These vehicles are now in showrooms across the United States, Germany, United Kingdom, Italy, France, Spain, and South Korea. BMW will expand the AutoStage Video rollout in these regions to a broad range of additional models across various vehicle segments.
•
Won a second DTS AutoStage Video Service program with another major European automotive OEM. This deployment in multiple models will begin initially in Asia for the 2025 model year.
•
Won a new HD Radio and DTS AutoStage program with Ford Motor Company for its new radio platform unveiled at the North American Auto Show earlier this fall. This program is now in production for certain North American vehicles.
•
Reached a major milestone of 100 million cars incorporating HD Radio.

Pay TV

•
Posted double-digit year-over-year IPTV subscriber growth for the 17th consecutive quarter.
•
Over 100 service providers have now selected TiVo’s IPTV solutions for their customers.
•
Signed 5 new video service providers for the TiVo+ streaming service, which offers up to 160 channels of content curated from over 800 free ad-supported channels. TiVo+ is now deployed by 30 video service providers in the U.S.

Consumer Electronics

•
Signed several multi-year license renewals with major consumer electronics manufacturers including Sony, Vestel, and Skyworth, for DTS audio or Play-Fi wireless solutions, demonstrating the market appeal and longevity of these solutions.
•
Signed a Top-3 global PC OEM to deploy DTS:X audio solution across a wide range of consumer PCs and laptops.
•
Won three “Best of IFA” awards for DTS Play-Fi, a whole-house wireless speaker solution.

Perceive

•
Signed license agreement with a Big Tech customer and recognized revenue in the quarter, validating Perceive’s approach to low-power AI at the edge.
•
Additional revenue will be recognized under this agreement over the next few years as Perceive technology is delivered and products ship.

Financial Outlook

The Company is narrowing its fiscal 2023 outlook ranges to the following:

Category ($ in millions)	GAAP Outlook	Non-GAAP Outlook
Revenue	$518 to $532	$518 to $532
Adjusted EBITDA Margin[1,2]	n/a	6% to 8%

1 See discussion of “Non-GAAP Financial Measures” below.

2 With respect to Adjusted EBITDA Margin, the Company has determined that it is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most directly comparable forward-looking GAAP measure with a reasonable degree of confidence in its accuracy without unreasonable effort, as items including restructuring and impacts from discrete tax adjustments and tax law changes are inherently uncertain and depend on various factors, many of which are beyond the Company's control.

Conference Call Information

The Company will hold its third quarter 2023 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Monday, November 13, 2023. To access the call toll-free, please dial 1-888-660-6513, otherwise dial 1-929-203-0876. The conference ID is 5483252. All participants should dial in 15 minutes prior to the start of the call using the conference ID listed above. Alternatively, the call can be accessed via the following webcast link: Q3 2023 Earnings Call Webcast.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In some cases, you can identify forward-looking statements by the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Xperi Inc.

Xperi invents, develops, and delivers technologies that enable extraordinary experiences. Xperi technologies, delivered via its brands and partnerships (DTS®, HD Radio™, TiVo®), and by its startup, Perceive, and IMAX Enhanced, an IMAX and DTS partnership, are integrated into billions of consumer devices and media platforms worldwide, powering smart devices, connected cars and entertainment experiences. Xperi has created a unified ecosystem that reaches highly engaged consumers driving increased value for partners and customers.

Xperi, DTS, HD Radio, Perceive, TiVo, and their respective logos are trademarks or registered trademarks of affiliated companies and partners of Xperi Inc. in the United States and other countries. All other company, brand and product names may be trademarks or registered trademarks of their respective companies.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company’s earnings release contains non-GAAP financial measures adjusted for either one-time or ongoing non-cash acquired intangibles amortization charges; amortization of capitalized cloud computing costs; costs related to actual or planned acquisitions, financing, and divestitures including transaction fees, integration costs, severance, facility closures, and retention bonuses; separation costs; all forms of stock-based compensation; impairment of assets and goodwill; other items not indicative of our ongoing operating performance, and related tax effects for each adjustment. Management believes that the non-GAAP measures used in this release provide investors with important perspectives into the Company’s ongoing business and financial performance and provide a better understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as Adjusted EBITDA, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported GAAP to non-GAAP financial measures.

Xperi Investor Contact:

Mike Iburg

VP, Investor Relations

+1 408-321-3827

ir@xperi.com

Media Contact:

Amy Brennan

Senior Director, Corporate Communications

+1 949-518-6846

amy.brennan@xperi.com

– Tables Follow –

SOURCE: XPERI INC.

XPER-E

# # #

XPERI INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

Revenue	$130,390	$121,637	$384,101	$366,728
Operating expenses:
Cost of revenue, excluding depreciation and amortization of intangible assets	26,413	31,403	85,061	85,689
Research and development	56,436	57,070	166,993	158,641
Selling, general and administrative	59,620	56,702	173,893	156,894
Depreciation expense	4,248	4,990	12,543	15,697
Amortization expense	14,724	16,613	44,349	46,166
Goodwill impairment	-	354,000	-	354,000
Impairment of long-lived assets	-	-	1,096	-
Total operating expenses	161,441	520,778	483,935	817,087
Operating loss	(31,051)	(399,141)	(99,834)	(450,359)
Other expense, net	(1,336)	(527)	(60)	(301)
Loss before taxes	(32,387)	(399,668)	(99,894)	(450,660)
Provision for income taxes	9,685	2,024	14,481	12,500
Net loss	(42,072)	(401,692)	(114,375)	(463,160)
Less: net loss attributable to noncontrolling interest	(646)	(890)	(2,554)	(2,706)
Net loss attributable to the Company	$(41,426)	$(400,802)	$(111,821)	$(460,454)
Net loss per share attributable to the Company - basic and diluted	$(0.96)	$(9.54)	$(2.61)	$(10.96)

Weighted-average number of shares used in net loss per share calculations - basic and diluted	43,316	42,024	42,774	42,024

XPERI INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	September 30,	December 31,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$131,530	$160,127
Accounts receivable, net	64,171	64,712
Unbilled contracts receivable, net	61,148	65,251
Prepaid expenses and other current assets	38,946	42,174
Total current assets	295,795	332,264
Unbilled contracts receivable, noncurrent	21,926	4,289
Property and equipment, net	44,600	47,827
Operating lease right-of-use assets	43,969	52,901
Intangible assets, net	220,356	264,376
Deferred tax assets	2,465	2,096
Other noncurrent assets	35,122	33,158
Total assets	$664,233	$736,911
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$15,575	$14,864
Accrued liabilities	109,924	110,014
Deferred revenue	25,979	25,363
Total current liabilities	151,478	150,241
Long-term debt	50,000	50,000
Deferred revenue, noncurrent	19,050	19,129
Operating lease liabilities, noncurrent	34,497	42,666
Deferred tax liabilities	12,246	12,899
Other noncurrent liabilities	10,507	12,990
Total liabilities	277,778	287,925
Commitments and contingencies
Equity:
Preferred stock	-	-
Common stock	43	42
Additional paid-in capital	1,189,289	1,136,330
Accumulated other comprehensive loss	(5,493)	(4,119)
Accumulated deficit	(780,656)	(668,835)
Total Company stockholders’ equity	403,183	463,418
Noncontrolling interest	(16,728)	(14,432)
Total equity	386,455	448,986
Total liabilities and equity	$664,233	$736,911

XPERI INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Nine Months Ended September 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(114,375)	$(463,160)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property and equipment	12,543	15,697
Amortization of intangible assets	44,349	46,166
Stock-based compensation expense	51,681	29,761
Goodwill impairment	-	354,000
Impairment of long-lived assets	1,096	-
Deferred income taxes	(1,022)	(451)
Other	(162)	(146)
Changes in operating assets and liabilities:
Accounts receivable	188	18,990
Unbilled contracts receivable	(13,556)	623
Prepaid expenses and other assets	1,264	(14,884)
Accounts payable	87	10,504
Accrued and other liabilities	(3,229)	(824)
Deferred revenue	537	(7,609)
Net cash used in operating activities	(20,599)	(11,333)
Cash flows from investing activities:
Purchases of property and equipment	(9,432)	(10,514)
Purchases of intangible assets	(149)	(110)
Net cash paid for acquisition	-	(50,473)
Net cash used in investing activities	(9,581)	(61,097)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee stock purchase plan	5,850	-
Withholding taxes related to net share settlement of equity awards	(4,313)	-
Net proceeds from Former Parent capital contributions	-	83,235
Net transfers from Former Parent	-	52,802
Net cash provided by financing activities	1,537	136,037
Effect of exchange rate changes on cash and cash equivalents	46	(4,184)
Net (decrease) increase in cash and cash equivalents	(28,597)	59,423
Cash and cash equivalents at beginning of period	160,127	120,695
Cash and cash equivalents at end of period	$131,530	$180,118
Supplemental disclosure of cash flow information:
Interest paid	$2,244	$-
Income taxes paid, net of refunds	$15,504	$9,460
Debt issued in connection with acquisition	$-	$50,000

XPERI INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net loss attributable to the Company:
	Three Months Ended	Three Months Ended
	September 30, 2023	September 30, 2022

GAAP net loss attributable to the Company	$(41,426)	$(400,802)

Adjustments to GAAP net loss attributable to the Company:
Stock-based compensation(1)	17,622	13,015
Amortization of intangible assets	14,724	16,613
Goodwill impairment	-	354,000
Transaction, separation, integration and restructuring related costs:
Transaction, separation, integration and other related costs(2)	1,904	7,181
Severance and retention(3)	1,149	2,390
Non-GAAP tax adjustment(4)	2,764	(1,818)
Non-GAAP net loss attributable to the Company	$(3,263)	$(9,421)

(1) Stock-based compensation included in above line items:
Cost of revenue, excluding depreciation and amortization of intangible assets	$806	$779
Research and development	$6,584	$5,515
Selling, general and administrative	$10,232	$6,721

(2) Transaction, separation, integration and other related costs included in above line items:
Cost of revenue, excluding depreciation and amortization of intangible assets	$-	$356
Research and development	$-	$1,772
Selling, general and administrative	$1,904	$5,053

(3) Severance and retention included in above line items:
Cost of revenue, excluding depreciation and amortization of intangible assets	$-	$-
Research and development	$471	$1,830
Selling, general and administrative	$678	$560

(4) The provision for income taxes is adjusted to reflect the net direct and indirect income tax effects of the various non-GAAP pretax adjustments.

Net loss per share attributable to the Company:
	Three Months Ended	Three Months Ended
	September 30, 2023	September 30, 2022

GAAP net loss per share attributable to the Company	$(0.96)	$(9.54)

Adjustments to GAAP loss per share attributable to the Company:
Stock-based compensation	0.41	0.31
Amortization of intangible assets	0.34	0.40
Goodwill impairment	-	8.42
Transaction, separation, integration and restructuring related costs	0.07	0.23
Non-GAAP tax adjustment	0.06	(0.04)
Non-GAAP net loss per share attributable to the Company	$(0.08)	$(0.22)

GAAP weighted average number of shares-basic/diluted	43,316	42,024
Non-GAAP weighted average number of shares-basic/diluted	43,316	42,024

XPERI INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands)

(unaudited)

	Three Months Ended September 30,
	2023	2022

GAAP operating loss	$(31,051)	$(399,141)
Adjustments to GAAP operating loss:
Stock-based compensation	17,622	13,015	(5)
Amortization of intangible assets	14,724	16,613
Goodwill impairment	-	354,000
Transaction, separation, integration and restructuring related costs:
Transaction, separation, integration and related costs	1,904	7,181
Severance and retention	1,149	2,390
Non-GAAP operating income (loss)	$4,348	$(5,942)

(5) Includes $2.4 million of stock-based compensation expense that was recognized in operating results as part of the corporate and shared functional employee’s expenses allocation during the three months ended September 30, 2022.

XPERI INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands)

(unaudited)

	Three Months Ended September 30,
	2023	2022

GAAP net loss	$(42,072)	$(401,692)

Interest expense	770	750
Provision for income taxes	9,685	2,024
Depreciation expense	4,248	4,990
Amortization of intangible assets	14,724	16,613
Amortization of capitalized cloud computing costs	1,316	435
Goodwill impairment	—	354,000
Transaction, separation, integration and restructuring related costs:
Transaction, separation, integration and other related costs	1,904	7,181
Severance and retention	1,149	2,390
Stock-based compensation	17,622	13,015	(6)
Non-GAAP Adjusted EBITDA	$9,346	$(294)

(6) Includes $2.4 million of stock-based compensation expense that was recognized in operating results as part of the corporate and shared functional employee’s expenses allocation during the three months ended September 30, 2022.